FORM 8-K                                                  Page 1 of 2








                 SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549



                              FORM 8-K


                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 27, 2000

                     Rollins Truck Leasing Corp.
       (Exact name of registrant as specified in its charter)




       Delaware                 1-5728            51-0074022
(State or other jurisdiction  (Commission     (IRS Employer
     of incorporation)        File number)   Identification No.)



One Rollins Plaza, Wilmington, Delaware                  19803
     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (302) 426-2700

FORM 8-K                                                  Page 2 of 2


Item 5.   Other Events.

     The Company announced that effective January 27, 2000, John W. Rollins, Jr., previously President and Chief Operating Officer, will be President and Chief Executive Officer. John W. Rollins will continue as Chairman of the Board of Directors.


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Rollins Truck Leasing Corp.



DATE:  January 27, 2000       BY: /s/  Patrick J. Bagley
                                   Patrick J. Bagley
                                   Vice President-Finance and Treasurer